                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2002

                                -----------------


                               VERTEL CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        California                     0-19640                  95-3948704
        ----------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)

  21300 Victory Boulevard, Suite 700, Woodland Hills, California       91367
  --------------------------------------------------------------       -----
             (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (818) 227-1400

                                --------------


                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     On July 2, 2002, the Company entered into a Note and Warrant Purchase Agreement with SDS Merchant Fund, L.P. (SDS), pursuant to which SDS agreed to purchase a $3,100,000 aggregate principal amount 8% per annum convertible secured promissory note due three years from the date that SDS purchases such note. SDS' obligation to purchase the note is contingent upon certain closing conditions. Such conditions relate to the Note and Warrant Purchase Agreement and include: (i) that the Company's representations and warranties are true and correct as of the funding date, (ii) that the Company has performed all of its covenants, agreements and conditions required to be performed by the Company,
(iii) that trading of the Company's common stock has not been suspended, (iv) that no statute, rule, regulation, executive order, decree, ruling or injunction is in force against the transactions contemplated in the Note and Warrant Purchase Agreement, (v) that no pending or threatened litigation exists, (vi) that the Company has minimum quarterly revenue of $1.5 million, (vii) that the Company has a minimum cash balance of $400,000, (viii) that the Company retains the services of an investor relations firm and (ix) that the Securities and Exchange Commission has declared effective a registration statement covering the shares to be issued (1) upon conversion of the convertible promissory note, and
(2) upon exercise of the warrant, each held by SDS. $100,000 of the $3.1 million will be advanced by SDS to Vertel pursuant to an unsecured bridge note in early July 2002.

     The conversion price of the convertible promissory note fluctuates and is determined by multiplying the applicable discount percentage by the average per share market value for the three trading days having the lowest per share market value during the twenty-two trading days immediately prior to the conversion date. The initial discount percentage is 7%. Such discount percentage can be adjusted based on the following company revenue targets. Such revenue targets shall mean the Company's quarterly revenues annualized as disclosed in the Company's most recent document filed publicly with the Securities and Exchange Commission. The discount percentage is 93% if the revenue target is more than $15 million; 88% if the revenue target is more than $12 million but not more than $15 million; 85% if the revenue target is more than $10 million but not more than $12 million; 82% if the revenue target is more than $8 million but not more than $10 million; and 79% if the revenue target is more than $6 million but not more than $8 million. Additionally, the discount percentage is 76% if the Company's cash collections do not exceed $1.35 million on a quarterly basis. Lastly, the discount percentage is 60% if the Company's common stock is delisted from trading on The Nasdaq SmallCap Market(sm) and as a result is trading on the OTC Bulletin Board. The conversion price of the convertible secured promissory note is subject to a minimum floor of $0.085, provided however, that if the per share market value of the Company's common stock is below the closing date price of the Company's common stock for a period of any twenty consecutive trading days, the minimum floor no longer applies. The conversion price of the convertible secured promissory note is capped at $1.25 per share of common stock.

     The convertible secured promissory note will be secured by all of the Company's assets and intellectual property. If the Company defaults upon the repayment terms of the convertible secured promissory note, its assets would become subject to foreclosure and it could be very difficult to remain a going concern.

     Additionally, after the effective date of the registration statement that is contemplated by the Note and Warrant Purchase Agreement and Registration Rights Agreement, the security interest in favor of SDS will also extend to a previously unsecured $3.5 million convertible promissory note previously sold to SDS in January 2002.

     Under the terms of the Note and Warrant Purchase Agreement, if the secured promissory note or the warrant remains outstanding, the Company is obligated to obtain shareholder approval by January 31, 2003 to (i) file an amendment to the Company's Articles of Incorporation increasing the authorized shares of common stock and (ii) approve the issuance of a number of shares in excess of 19.99% of the issued and outstanding shares of common stock of the Company upon conversion of the note and/or exercise of the warrant.

     The warrant is initially exercisable into 2,625,000 shares of the Company's common stock at an initial exercise price of $0.20 per share. Such warrant exercise price may be adjusted every twelve months following the effective date of the registration statement covering the warrant shares to an amount equal to 120% of the per share market value for the three trading days having the lowest per share market value during the twenty-two trading days immediately prior to such adjustment date, provided that such amounts do not exceed the initial exercise price.

     Pursuant to the Note and Warrant Purchase Agreement and the Registration Rights Agreement between the Company and SDS, the registration statement covers 34,000,000 shares of the Company's common stock issuable upon conversion of the convertible secured promissory note and exercise of the warrant as of the filing of the registration statement.

     In addition, as of July 2, 2002, the Company received waivers from SDS with regard to the $3.5 million promissory note previously sold to SDS in January 2002. In connection with the sale of such promissory note, the Company made a number of covenants to SDS. One covenant requires the Company to continue to have its common stock listed on The Nasdaq National Market(R). Pursuant to the first waiver, SDS agreed that it would not deem the Company's transfer of the listing of its common stock from The Nasdaq National Market(R) to The Nasdaq SmallCap Market(sm) as a violation of such requirement. Pursuant to the second waiver, SDS waived the requirement that the Company reserve 200% of the maximum number of shares of the Company's common stock issuable to SDS upon conversion of the $3.5 million promissory note and exercise of the related warrant. In connection with this waiver, the Company has agreed to obtain shareholder approval by January 31, 2003 to (i) file an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of its common stock and (ii) approve the issuance of a number of shares in excess of 19.99% of the issued and outstanding shares of common stock of the Company upon conversion of the note and/or exercise of the warrant.

     A copy of the press release dated July 2, 2002 issued by the Company announcing the Note and Warrant Purchase Agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

     This document may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of the risk factors set forth in Vertel's Forms 10-K and 10-Q reports and any registration statement that may be filed related to the shares of common stock underlying the convertible promissory note and the related warrant.

                                       2

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Item 7.       Financial Statements and Exhibits

    (a) Not applicable.

    (b) Not applicable.

        (c)   EXHIBITS.

        4.1 Note and Warrant Purchase Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

        4.2 Form of $3,100,000 Convertible Secured Promissory Note dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

        4.3 Warrant dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

        4.4 Security Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P. (re: July 2, 2002 promissory note)

        4.5 Security Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P. (re: January 3, 2002 promissory note)

        4.6 $100,000 Promissory Note (unsecured) dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

        4.7 Registration Rights Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

        4.8 Waiver re: requirement of continued listing on The Nasdaq National Market in the Note and Warrant Purchase Agreement dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P. and the $3,500,000 Convertible Promissory Note dated January 3, 2002.

        4.9 Waiver re: 200% share reservation requirement in the Note and Warrant Purchase Agreement dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P., the $3,500,000 Convertible Promissory Note dated January 3, 2002, the Warrant dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P. and the Registration Rights Agreement dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P.

        99.1  Press Release of Vertel Corporation dated July 2, 2002.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2002                   VERTEL CORPORATION



                                      By: /s/ Craig Scott
                                      ----------------------------
                                      Craig Scott
                                      Vice President Finance & Administration,
                                      Chief Financial Officer and Secretary

                                       4

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                               INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

4.1 Note and Warrant Purchase Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

4.2 Form of $3,100,000 Convertible Secured Promissory Note dated July 2, 2002 by and between Vertel Corporation and SDS Merchant
              Fund, L.P.

4.3 Warrant dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

4.4 Security Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P. (re: July 2, 2002 promissory note)

4.5 Security Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P. (re: January 3, 2002 promissory note)

4.6 $100,000 Promissory Note (unsecured) dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

4.7 Registration Rights Agreement dated July 2, 2002 by and between Vertel Corporation and SDS Merchant Fund, L.P.

4.8 Waiver re: requirement of continued listing on The Nasdaq National Market in the Note and Warrant Purchase Agreement dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P. and the $3,500,000 Convertible Promissory Note dated January 3, 2002.

4.9 Waiver re: 200% share reservation requirement in the Note and Warrant Purchase Agreement dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P., the $3,500,000 Convertible Promissory Note dated January 3, 2002, the Warrant dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P. and the Registration Rights Agreement dated August 31, 2001 by and between Vertel Corporation and SDS Merchant Capital, L.P.

99.1          Press Release of Vertel Corporation dated July 2, 2002.


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